 EXHIBIT 99.3

 DEED OF ADHERENCE

THIS DEED OF ADHERENCE is made on 22 December 2005

BY Wellington Investment Holdings (Jersey) Limited of 22 Grenville Street, St Helier, Jersey, JE4 8PX, Channel Islands (the ‘‘Covenantor’’) in favour of the persons whose names are set out in the schedule to this Deed and is SUPPLEMENTAL to the Amended and Restated Shareholders' Agreement dated as of 30 September 2003 made by (1) Aspen Insurance Holdings Limited, (2) BCP Excalibur Holdco (Cayman) Limited, (3) Wellington Underwriting plc, (4) Harrington Trust Limited and (5) others (the ‘‘Shareholders' Agreement’’).

THIS DEED WITNESSES as follows:

The Covenantor confirms that it has been given and read a copy of the Shareholders' Agreement and covenants with each person named in the schedule to this Deed to perform and be bound by all the terms of the Shareholders' Agreement, as if the Covenantor were a Shareholder Party who is party to the Shareholders Agreement.

This Deed is governed by English law.

IN WITNESS WHEREOF this Deed has been executed by the Covenantor and is intended to be and is hereby delivered on the date first above written.

Executed as a deed by Wellington	)
Investment Holdings (Jersey))
Limited acting by	)	Authorised signatory
and	)

Authorised signatory

SCHEDULE

Parties to Shareholders' Agreement including those who have executed earlier deeds of adherence

3i GROUP PLC

DLJ MERCHANT BANKING III, INC. Managing General Partner for and on behalf of DLJMB OVERSEAS PARTNERS III, C.V.

DLJ MERCHANT BANKING III, INC. as Advisory General Partner for and on behalf of DLJ OFFSHORE PARTNERS III, C.V.

DLJ MERCHANT BANKING III, INC. as Advisory General Partner on behalf of DLJ OFFSHORE PARTNERS III-1, C.V. and as attorney-in-fact for DLJ MERCHANT BANKING III, L.P., as Associate General Partner for and on behalf of DLJ OFFSHORE PARTNERS III-1, C.V.

DLJ MERCHANT BANKING III, INC. as Advisory General Partner on behalf of DLJ OFFSHORE PARTNERS III-2, C.V. and as attorney-in-fact for DLJ MERCHANT BANKING III, L.P. as Associate General Partner for and on behalf of DLJ OFFSHORE PARTNERS III-2, C.V.

DLJ MERCHANT BANKING III, INC. General Partner of DLJ MERCHANT BANKING III, L.P. as Managing Limited Partner for and on behalf of DLJMB PARTNERS III GMBH & CO. KG

DLJ LBO PLANS MANAGEMENT CORPORATION as Managing General Partner for and on behalf of MBP III PLAN INVESTORS, L.P.

DLJ MERCHANT BANKING III, INC. as Managing General Partner for and on behalf of MILLENNIUM PARTNERS II, L.P.

OGP III, L.L.C., as General Partner for and on behalf of OLYMPUS GROWTH FUND III, L.P.

NIBUR, L.L.C. General Partner of OEF, L.P. General Partner for and on behalf of OLYMPUS EXECUTIVE FUND L.P.

PHOENIX EQUITY PARTNERS LIMITED in its capacity as manager for and on behalf of PHOENIX EQUITY PARTNERS IV "A" L.P.

PHOENIX EQUITY PARTNERS LIMITED in its capacity as manager for and on behalf of PHOENIX EQUITY PARTNERS IV "B" L.P.

PHOENIX EQUITY PARTNERS LIMITED in its capacity as manager for and on behalf of PHOENIX EQUITY PARTNERS IV "C" L.P.

PHOENIX EQUITY PARTNERS LIMITED as attorney for DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION

PHOENIX EQUITY PARTNERS LIMITED in its capacity as administrator for and on behalf of THE PHOENIX EQUITY PARTNERS IV CO-INVESTMENT PLAN

PHOENIX EQUITY PARTNERS LIMITED in its capacity as manager for and on behalf of PHOENIX EQUITY PARTNERS III AND IV EXECUTIVE INVESTMENT PLAN L.P.

CANDOVER PARTNERS LIMITED as general partner for and on behalf of CANDOVER 2001 FUND US NO. 1 LIMITED PARTNERSHIP

CANDOVER PARTNERS LIMITED as general partner for and on behalf of CANDOVER 2001 FUND US NO. 2 LIMITED PARTNERSHIP

CANDOVER PARTNERS LIMITED as general partner for and on behalf of CANDOVER 2001 FUND US NO. 3 LIMITED PARTNERSHIP

CANDOVER PARTNERS LIMITED as general partner for and on behalf of CANDOVER 2001 FUND US NO. 4 LIMITED PARTNERSHIP

CANDOVER PARTNERS LIMITED as general partner for and on behalf of CANDOVER 2001 FUND US NO. 5 LIMITED PARTNERSHIP

CANDOVER PARTNERS LIMITED as general partner for and on behalf of CANDOVER 2001 FUND UK NO. 1 LIMITED PARTNERSHIP

CANDOVER PARTNERS LIMITED as general partner for and on behalf of CANDOVER 2001 FUND UK NO. 2 LIMITED PARTNERSHIP

CANDOVER PARTNERS LIMITED as general partner for and on behalf of CANDOVER 2001 FUND UK NO. 3 LIMITED PARTNERSHIP

CANDOVER PARTNERS LIMITED as general partner for and on behalf of CANDOVER 2001 FUND UK NO. 4 LIMITED PARTNERSHIP

CANDOVER PARTNERS LIMITED as general partner for and on behalf of CANDOVER 2001 FUND UK NO. 5 LIMITED

CANDOVER PARTNERS LIMITED as general partner for and on behalf of CANDOVER 2001 FUND UK NO. 6 LIMITED PARTNERSHIP.

CANDOVER 2001 GMBH & CO. KG represented by DEUTSCHE CANDOVER (MANAGING LIMITED PARTNER) GMBH represented by Norbert Pacho as managing director

CANDOVER (TRUSTEES) LIMITED

MOURANT & CO. TRUSTEES LIMITED in its capacity as trustee of CANDOVER 2001 EMPLOYEE BENEFITS TRUST

CANDOVER INVESTMENTS PLC

THE LEXICON PARTNERSHIP LLP

WELLINGTON UNDERWRITING PLC

MONTPELIER REINSURANCE LTD.

BCP EXCALIBUR HOLDCO (CAYMAN) LIMITED

BOCP EXCALIBUR HOLDCO (CAYMAN) LIMITED

BFIP EXCALIBUR HOLDCO (CAYMAN) LIMITED

BGE EXCALIBUR HOLDCO (CAYMAN) LIMITED

APPLEBY TRUST (BERMUDA) LTD (formerly known as HARRINGTON TRUST LIMITED) solely as trustee of the Part A Trust Fund of the Names Trust